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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 2001


                                POWERBRIEF, INC.
               (Exact name of Registrant as specified in charter)


            TEXAS                       1-10677               76-0203483
 (State or other jurisdiction        (Commission File      (I.R.S. Employer
      of Incorporation)                  Number)           Identification No.)



               5858 WESTHEIMER, SUITE 500                         77057
                     HOUSTON, TEXAS                             (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 586-4600

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         After the close of trading on October 1, 2001, PowerBrief, Inc. announced that on October 2, 2001, it planned to voluntarily file a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division.

         On October 2, 2001, PowerBrief, Inc. voluntarily filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division.

         PowerBrief's press release announcing its intention to file a petition for reorganization is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

         99.1 Text of press release dated October 1, 2001 announcing intention to file bankruptcy petition.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    POWERBRIEF, INC.
                                    (Registrant)


Date:    October 2, 2001            By: /s/ James C. Green
                                        ----------------------------------------
                                            James C. Green
                                            Chief Executive Officer



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                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER                         DESCRIPTION
         ------                         -----------
          99.1             Press Release dated October 1, 2001